                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13
Report of Independent Accountants................ 17
Dividend Reinvestment Plan....................... 18

VPQ ANR 10/97

                             LETTER TO SHAREHOLDERS
September 25, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., paving the way for the
development of a prominent global
financial services company. More
recently, Morgan Stanley Group Inc. and               [PHOTO]
Dean Witter, Discover & Co. agreed to
merge. The merger was completed on May
31, 1997, creating the combined company
of Morgan Stanley, Dean Witter,           DENNIS J. MCDONNELL AND DON G. POWELL
Discover & Co. This preeminent global
financial services firm boasts a market capitalization of approximately $34 billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley, Dean Witter, Discover & Co. will continue to work to the benefit of our fund shareholders as we move into the next century.

ECONOMIC REVIEW
    Stability and growth continued to characterize the U.S. economic environment during the past 12 months. In the first quarter of 1997, the economy accelerated at its fastest pace since 1987. Consumer confidence remained high, and unemployment fell to 4.9 percent at the end of August, one of the lowest levels since 1973.
    Despite this vigorous pace of economic growth, there were few signs of inflation. Wholesale prices fell during each of the first seven months of 1997, while at the consumer level, prices rose by a mere 2.2 percent during the 12 months through August. The strength of the U.S. dollar also helped curb inflation by making imported goods less costly.
    Meanwhile, on the state level, the Pennsylvania Commonwealth was stable, reflecting slow economic growth and low unemployment, and a general fund with revenue surpluses in excess of those originally budgeted for 1997. From 1989 to 1995, the Commonwealth per capita income stood above the national average, totaling $23,279 in 1995.

MARKET REVIEW
    The bond market responded positively during most of the reporting period. The rally that began in May of 1996 continued through year end. This situation, however, reversed in early 1997. With the economy picking up speed and cautionary remarks by Federal Reserve Chairman Alan Greenspan about tighter monetary policy, inflationary fears were ignited and interest rates began to rise. When the Fed raised short-term interest rates by

                                                           Continued on page two
a modest 0.25 percent in March, interest rates peaked and then began to decline in April as inflationary fears abated.
    During the reporting period, tax-exempt interest rates declined overall. On August 31, 1997, 30-year AAA-rated municipal securities offered a tax-exempt yield of 5.30 percent, compared to 5.71 percent one year ago. In comparison, the 30-year Treasury bond yielded 6.61 percent as of August 31, 1997 versus 7.11 percent as of August 31, 1996. The ratio of municipal yields to Treasury yields remained at an attractive level during the period despite a slight drop from
80.3 percent on August 31, 1996 to 80.2 percent on August 31, 1997.
    The most significant trend in the municipal market has been the increasing number of insured AAA-rated bonds that are coming to market. Credit spreads have narrowed dramatically due to an 18.1 percent increase in new insured bond issuance during the first eight months of 1997.

TRUST STRATEGY

We employed the following strategies to manage the portfolio during the 12-month period:

- As of August 31, 1997, approximately 56 percent of the Trust's long-term investments were rated AAA. The high percentage of insured issuance coming to market has compressed yield spreads, making the yields of AAA-rated bonds more attractive. Approximately 21 percent of the Trust's long-term investments are BBB-rated or non-rated (with an internal investment grade rating, as rated by our analysts, at the time of purchase). Allocating assets at both ends of the investment grade spectrum should help to reduce the volatility caused by interest rate movements. Securities rated AAA provide safety of principal and total return opportunities, while lower-rated securities provide the potential for a higher degree of income and generally exhibit less price movement when interest rates change.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
  as of August 31, 1997*

AAA............  55.7%
AA.............   5.2%
A..............  14.0%
BBB............  17.5%
BB.............   4.5%
Non-Rated......   3.1%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

- We continued to seek lower-rated and non-rated bonds that could enhance the Trust's dividend-paying ability. While credits that meet our rigid research criteria are often difficult to find, we were able to identify several opportunities during the period. We purchased positions in Delaware County First Revenue bonds for Riddle Village

                                                         Continued on page three

    (Non-Rated/Non-Rated), Pennsylvania Economic Development Financing Authority (Non-Rated/BBB-), and Centro de Recaudaciones PR
    (Non-Rated/Non-Rated). These securities, acquired at yields ranging from
    6.33 percent to 6.88 percent, have performed well since our acquisition. Keep in mind that not all issues have performed favorably, and there is no guarantee that these issues will perform well in the future.

- We adjusted the portfolio's duration to 5.38 years on August 31, 1997, based on our interest rate outlook. Duration, expressed in years, is a measurement of the Trust's volatility to interest rate movements. Portfolios with shorter durations have tended to perform better when interest rates rise, while funds with longer durations have tended to outperform when interest rates decline. In anticipation that the Fed would raise rates in March, we shortened the duration. When rates declined after the March up-tick, we lengthened the duration. Our interest rate outlook at the end of the reporting period moved to a more neutral stance.

    The Trust also benefited from the refunding of two holdings that were repurchased at a premium. Our $7.5 million holding in Allegheny County Hospital Authority for St. Margaret Memorial Hospital was pre-refunded earlier this year. Just recently, $4 million of Lehigh County General Purpose bonds for Good Sheperd Rehabilitation Center were pre-refunded and the rating was upgraded.



Twelve-month Distribution History
For the Period Ended August 31, 1997

Distribution per Common Share

                   Sep      Oct       Nov       Dec       Jan       Feb       Mar       Apr       May       Jun       Jul      Aug
                  1996     1996      1996      1996      1997      1997      1997      1997      1997      1997      1997     1997
Capital Gains                                 $.0305
Dividends        $.0910   $.0910    $.0910    $.0910    $.0910    $.0910    $.0850    $.0850    $.0850    $.0850    $.0850   $.0850

The dividend and capital gains history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY
    The Van Kampen American Capital Pennsylvania Quality Municipal Trust continued its positive performance during the fiscal year. For the year ended August 31, 1997, the Trust generated a total return at market price of 4.72 percent(1), including reinvestment of income dividends totaling $1.0560 per common share and capital gains of $0.0305 per common share. The Trust offered a tax-exempt distribution rate of 6.07 percent(3), based on the closing common stock price of $16.8125 per share on August 31, 1997. Because income from the Trust is exempt from federal and Pennsylvania state income tax, this distribution

                                                          Continued on page four
rate represents a yield equivalent to a taxable investment earning 9.76 percent(4) (for investors in the 37.8 percent combined federal and state income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 1.45 percent discount to its net asset value of $17.06.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*
                                                                 AS OF
                                                           AUGUST 31, 1997
     Health Care.............................................    25.4%
     General Purpose.........................................    21.1%
     Water and Sewer.........................................    10.3%
     Student Loan............................................     9.0%
     Retail Electric/Gas/Telephone...........................     5.7%

*As a Percentage of Long-Term Investments

OUTLOOK

    We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. However, our long-term interest rate outlook remains bullish.
    We believe the Trust is positioned to perform well and do not anticipate making major changes to the structure of the portfolio. Our portfolio management team continues to seek a balance between the Trust's total return and its dividend income, as well as add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend-paying ability of the common shares, and would also negatively impact the price.
    We encourage investors to take this opportunity to consider how their investments are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.
    Once again, we appreciate your continued confidence in your Van Kampen American Capital investments and the team who manages your Trust.

Sincerely,

[SIG]

Don G. Powell

Chairman

Van Kampen American Capital
Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President

Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1997

        VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST
                            (NYSE TICKER SYMBOL-VPQ)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............     4.72%
One-year total return based on NAV(2).....................     9.93%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................     6.07%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)...................................     9.76%

 SHARE VALUATIONS

Net asset value...........................................  $  17.06
Closing common stock price................................  $16.8125
One-year high common stock price (03/04/97)...............  $17.6250
One-year low common stock price (04/28/97)................  $16.0000
Preferred share rate(5)...................................    3.514%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          PENNSYLVANIA  90.0%
$ 6,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd)...........................  6.625%  01/01/22  $  6,993,285
  7,475   Allegheny Cnty, PA Hosp Dev Auth Rev Saint
          Margaret Mem Hosp (Prerefunded @ 10/01/01)......  7.125   10/01/21     8,221,977
  2,575   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   12/01/08     1,467,261
  2,580   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   06/01/09     1,417,504
  1,645   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   12/01/09       881,062
  2,475   Allentown, PA Area Hosp Auth Rev Sacred Heart
          Hosp of Allentown...............................  7.500   07/01/06     2,703,046
  2,690   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.200   11/01/06     2,736,914
  5,500   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.500   11/01/16     5,545,980
  1,000   Chester Cnty, PA Hlth & Edl Fac Auth Hosp Rev
          Bryn Mawr Rehab Hosp Rfdg (Prerefunded @
          07/01/02).......................................  6.900   07/01/07     1,121,920
  1,150   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/03       889,996
  1,130   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/03       854,393
  1,195   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/04       877,154
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/04       874,484
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/05       850,816
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/05       830,637
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/06       807,567
  1,020   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/06       659,002
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/07       765,770
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/07       747,238
  1,190   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/08       703,968
  1,205   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/08       695,261
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/09       661,813
  7,310   Dauphin Cnty, PA Hosp Auth Rev Cmnty Genl
          Osteopathic Hosp Rfdg...........................  7.375   06/01/16     7,947,140
  1,000   Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg
          Proj Rfdg.......................................  6.875   06/01/16     1,025,610
  6,000   Delaware Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Philadelphia Elec Co Proj.......................  7.375   04/01/21     6,537,720
 18,000   Emmaus, PA Genl Auth Rev Local Govt Pool G (FGIC
          Insd)...........................................  7.000   05/15/18    19,584,180
  4,000   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly
          Med Rfdg (FHA Gtd)..............................  7.000   08/01/22     4,340,160
  1,000   Kiski, PA Area Sch Dist (FGIC Insd).............  5.300   03/01/17       985,180
    780   Lancaster, PA Indl Dev Auth Coml Rev First Mtg
          Kmart Corp Ser A Rfdg...........................  7.100   09/15/07       816,832
  4,000   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd
          Rehab Hosp (Prerefunded @ 11/15/01).............  7.500   11/15/21     4,542,280
  5,500   Lehigh Cnty, PA Genl Purp Auth Rev Muhlenberg
          Hosp Ser B (Prerefunded @ 07/15/99).............  8.100   07/15/10     5,990,215
  3,100   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Abington Hosp (AMBAC Insd)..................  6.000   06/01/16     3,218,265
    950   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  7.000   11/15/99       993,462

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,250   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  7.350%  11/15/05  $  1,352,087
  2,345   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  6.875   11/15/20     2,477,750
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev Res
          Recovery........................................  7.500   01/01/12     6,577,920
  2,000   Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
          MacMillan Ltd Partnership Proj..................  7.600   12/01/20     2,306,060
  1,000   Pennsylvania Econ Dev Fin Auth Res Recov Rev
          Colver Proj Ser D...............................  7.150   12/01/18     1,092,920
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          54A Rfdg (FHA Gtd)..............................  6.050   10/01/16     1,024,290
  1,565   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          54A Rfdg (FHA Gtd)..............................  6.150   10/01/22     1,609,242
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          34B (FHA Gtd)...................................  7.000   04/01/24     1,059,730
  2,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          42..............................................  6.850   04/01/25     2,161,760
  3,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          52B (FHA Gtd)...................................  6.250   10/01/24     3,100,710
  1,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          53A.............................................  6.050   04/01/18     1,536,435
  7,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @ 06/15/02)...  6.800   06/15/22     7,710,500
 17,015   Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser A (AMBAC Insd)...............  7.050   10/01/16    18,073,163
  1,000   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Hahnemann Univ Proj (Prerefunded @
          07/01/99) (MBIA Insd)...........................  7.200   07/01/19     1,073,880
  2,200   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/99).......  8.375   03/01/11     2,379,960
  4,250   Philadelphia, PA Arpt Rev Ser A (AMBAC Insd)....  6.100   06/15/25     4,411,372
  3,000   Philadelphia, PA Gas Wks Rev Ser 14 (FSA
          Insd)...........................................  6.250   07/01/08     3,269,280
  2,000   Philadelphia, PA Gas Wks Rev Ser 14 (Cap Guar
          Insd)...........................................  6.375   07/01/14     2,168,640
  7,165   Philadelphia, PA Muni Auth Rev Justice Lease Ser
          B (Prerefunded @ 11/15/01) (FGIC Insd)..........  7.125   11/15/18     8,048,874
  5,000   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.500   08/01/10     5,651,400
  5,500   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.000   08/01/18     6,025,305
  3,000   Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
          Insd)...........................................  5.625   06/15/08     3,188,160
                                                                              ------------
                                                                               183,587,530
                                                                              ------------
          PUERTO RICO  6.8%
    943   Centro De Recaudaciones De Ingresos Muni Ctfs
          Partn PR........................................  6.850   10/17/03       978,347
 14,000   Puerto Rico Comwlth Pub Impt Rfdg...............      *   07/01/04    10,081,120
  1,560   Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg....  6.000   07/01/14     1,640,636
    990   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
          Fac Ser K Rfdg..................................  6.600   07/01/04     1,080,328
                                                                              ------------
                                                                                13,780,431
                                                                              ------------

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          U. S. VIRGIN ISLANDS  2.0%
$ 3,750   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg..................................  7.250%  10/01/18  $  4,174,125
                                                                              ------------
TOTAL INVESTMENTS  98.8%
  (Cost $184,186,714).......................................................   201,542,086
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%.................................     2,540,872
                                                                              ------------
NET ASSETS  100.0%..........................................................  $204,082,958
                                                                              ============

 * Zero coupon bond

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $184,186,714).......................  $201,542,086
Interest Receivable.........................................     3,488,987
Other.......................................................         1,423
                                                              ------------
      Total Assets..........................................   205,032,496
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       422,926
  Income Distributions - Common and Preferred Shares........       202,903
  Investment Advisory Fee...................................       121,495
  Administrative Fee........................................        34,713
  Affiliates................................................         9,443
Accrued Expenses............................................        87,345
Deferred Compensation and Retirement Plans..................        70,713
                                                              ------------
      Total Liabilities.....................................       949,538
                                                              ------------
NET ASSETS..................................................  $204,082,958
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,300 issued with liquidation preference of
  $50,000 per share)........................................  $ 65,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,153,254 shares issued and
  outstanding)..............................................        81,533
Paid in Surplus.............................................   120,641,844
Net Unrealized Appreciation.................................    17,355,372
Accumulated Undistributed Net Investment Income.............       770,099
Accumulated Net Realized Gain...............................       234,110
                                                              ------------
      Net Assets Applicable to Common Shares................   139,082,958
                                                              ------------
NET ASSETS..................................................  $204,082,958
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($139,082,958 divided by
  8,153,254 shares outstanding).............................  $      17.06
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1997
-------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $12,834,242
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,411,982
Administrative Fee..........................................      403,424
Preferred Share Maintenance.................................      177,256
Trustees Fees and Expenses..................................       27,003
Legal.......................................................       17,969
Custody.....................................................       12,347
Amortization of Organizational Costs........................          428
Other.......................................................      218,560
                                                              -----------
    Total Expenses..........................................    2,268,969
                                                              -----------
NET INVESTMENT INCOME.......................................  $10,565,273
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   234,110
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   12,808,670
  End of the Period.........................................   17,355,372
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,546,702
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 4,780,812
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $15,346,085
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                              Year Ended        Year Ended
                                                            August 31, 1997   August 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................  $ 10,565,273      $ 10,562,636
Net Realized Gain..........................................       234,110           319,936
Net Unrealized Appreciation/Depreciation During the
  Period...................................................     4,546,702          (851,139)
                                                             ------------      ------------
Change in Net Assets from Operations.......................    15,346,085        10,031,433
                                                             ------------      ------------
Distributions from Net Investment Income:
  Common Shares............................................    (8,596,978)       (8,851,145)
  Preferred Shares.........................................    (2,254,783)       (2,392,144)
                                                             ------------      ------------
                                                              (10,851,761)      (11,243,289)
                                                             ------------      ------------
Distributions from Net Realized Gain:
  Common Shares............................................      (247,642)          (64,224)
  Preferred Shares.........................................       (72,294)          (19,611)
                                                             ------------      ------------
                                                                 (319,936)          (83,835)
                                                             ------------      ------------
Total Distributions........................................   (11,171,697)      (11,327,124)
                                                             ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........     4,174,388        (1,295,691)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.............................................       424,967           521,036
                                                             ------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS......................     4,599,355          (774,655)
NET ASSETS:
Beginning of the Period....................................   199,483,603       200,258,258
                                                             ------------      ------------
End of the Period (Including accumulated undistributed net
  investment income of $770,099 and $1,056,223,
  respectively)............................................  $204,082,958      $199,483,603
                                                             ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   September 27, 1991
                                                                                     (Commencement
                                              Year Ended August 31                   of Investment
                                 -----------------------------------------------     Operations) to
                                  1997      1996      1995      1994      1993      August 31, 1992
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)... $16.546   $16.705   $16.431   $17.987   $16.387        $14.788
                                  ------    ------    ------    ------    ------       --------
  Net Investment Income.........   1.297     1.302     1.331     1.338     1.344          1.092
  Net Realized and Unrealized
    Gain/Loss...................    .588     (.064)     .349    (1.544)    1.685          1.460
                                  ------    ------    ------    ------    ------       --------
Total from Investment
  Operations....................   1.885     1.238     1.680     (.206)    3.029          2.552
                                  ------    ------    ------    ------    ------       --------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders..............   1.056     1.092     1.092     1.092     1.042           .754
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders....    .277      .295      .312      .214      .186           .199
  Distributions from Net
    Realized Gain:
    Paid to Common
      Shareholders..............    .030      .008      .002      .039      .161            -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders....    .009      .002       -0-      .005      .040            -0-
                                  ------    ------    ------    ------    ------       --------
Total Distributions.............   1.372     1.397     1.406     1.350     1.429           .953
                                  ------    ------    ------    ------    ------       --------
Net Asset Value, End of the
  Period........................ $17.059   $16.546   $16.705   $16.431   $17.987        $16.387
                                 =======   =======   =======   =======   =======       ========
Market Price Per Share at End
  of the Period................. $16.813   $17.125   $16.250   $16.125   $17.625        $15.750
Total Investment Return at
  Market Price (b)..............   4.72%    12.52%     8.02%   (2.22%)    20.26%          10.22%*
Total Return at Net Asset Value
  (c)...........................   9.93%     5.71%     8.90%   (2.45%)    17.85%          14.65%*
Net Assets at End of the Period
  (In millions)................. $ 204.1   $ 199.5   $ 200.3   $ 197.7   $ 210.0        $ 197.0
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares.................   1.66%     1.67%     1.73%     1.64%     1.64%           1.58%
Ratio of Expenses to Average Net
  Assets (d)....................   1.12%     1.13%     1.15%     1.12%     1.11%           1.11%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (d)...........................   6.08%     5.99%     6.37%     6.54%     6.85%           6.28%
Portfolio Turnover..............      6%       13%       15%        1%        4%             55%*

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.212 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Pennsylvania municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of August 31, 1997, there were no when issued or delayed delivery purchase commitments.

                                August 31, 1997
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs were amortized on a straight line basis over the 60 month period ended September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At August 31, 1997, for federal income tax purposes cost of long-term investments is $184,186,714, the aggregate gross unrealized appreciation is $17,355,372 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $17,355,372.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $364 have been reclassified from accumulated undistributed net investment income to paid in surplus.

    For the year ended August 31, 1997, 99.97% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust.

                                August 31, 1997
--------------------------------------------------------------------------------

The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

        For the year ended August 31, 1997, the Trust recognized expenses of approximately $8,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

        For the year ended August 31, 1997, the Trust recognized expenses of approximately $68,100 representing VKAC's cost of providing accounting and legal services to the Trust.

        Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

        The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service of the Fund. The maximum annual benefit per trustee under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 1997 and 1996, paid in surplus related to common shares aggregated $120,641,844 and $120,217,495, respectively.

        Transactions in common shares were as follows:

                                               YEAR ENDED         YEAR ENDED
                                             AUGUST 31, 1997    AUGUST 31, 1996
-------------------------------------------------------------------------------
Beginning Shares.........................          8,127,899          8,096,647
Shares Issued Through Dividend
  Reinvestment...........................             25,355             31,252
                                                   ---------          ---------
Ending Shares............................          8,153,254          8,127,899
                                                   =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,025,150 and $13,304,501 respectively.

                                August 31, 1997
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 1,300 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on August 31, 1997, was 3.514% and for the year ended August 31, 1997, the rates ranged from 3.36% to 4.16%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Pennsylvania Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Pennsylvania Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Pennsylvania Quality Municipal Trust as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 8, 1997

                           DIVIDEND REINVESTMENT PLAN


The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                         Van Kampen American Capital
                            Attn: Closed-End Funds
                    2800 Post Oak Blvd., Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

        VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.



                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees and the selection of independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 6,547,814 shares voted for the proposal, 139,372 shares voted against, 150,497 shares abstained and 0 shares represented broker non-votes. With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust 928 shares voted in his favor and 0 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust 6,657,316 shares voted in his favor and 179,438 shares withheld. The other trustees of the Fund whose terms did not expire in 1997 are Dennis J. McDonnell, Theodore A. Myers, Hugo F. Sonnenschein, David C. Arch and Howard J Kerr. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 6,674,834 shares voted in favor of the proposal, 61,884 shares voted against, 100,965 shares abstained and 0 shares represented broker non-votes.

                                       20